McMoRan Exploration Co.

SIG Susquehanna

# Susquehanna: 2012 Energy & Resources Conference

**James R. Moffett**

*Co-Chairman of the Board*

New York City

May 8, 2012

TRAILBLAZER

MMR LISTED NYSE

www.mcmoran.com

# Cautionary Statement

TRAILBLAZER

*This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.*

*This presentation contains forward-looking statements that involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. We caution readers that forward-looking statements are not guarantees of future performance or exploration and development success, and our actual exploration experience and future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities and costs, capital expenditures, reclamation, indemnification and environmental obligations and costs, the potential for or expectation of successful flow tests, anticipated and potential quarterly and annual production and flow rates, reserve estimates, projected operating cash flows and liquidity and other statements that are not historical facts. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they may have on our results of operations or financial condition. Important factors that may cause actual results to differ materially from those anticipated by forward-looking statements include, but are not limited to, those associated with general economic and business conditions, failure to realize expected value creation from acquired properties, variations in the market demand for, and prices of, oil and natural gas, drilling results, unanticipated fluctuations in flow rates of producing wells due to mechanical or operational issues (including those experienced at wells operated by third parties where we are a participant), changes in oil and natural gas reserve expectations, the potential adoption of new governmental regulations, unanticipated hazards for which we have limited or no insurance coverage, failure of third party partners to fulfill their capital and other commitments, the ability to satisfy future cash obligations and environmental costs, adverse conditions, such as high temperatures and pressure that could lead to mechanical failures or increased costs, the ability to retain current or future lease acreage rights, the ability to satisfy future cash obligations and environmental costs, access to capital to fund drilling activities, as well as other general exploration and development risks and hazards, and other factors described in more detail in Part I, Item 1A. "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.*

*Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example the market prices of oil and natural gas, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.*

*The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2011.*

*This presentation contains a financial measure, earnings before interest, taxes, depreciation, amortization and exploration expenses (EBITDAX), commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are included in the supplemental schedules of this presentation.*

# Trailblazer


McMoRan
McMoRan Exploration Co.
TRAILBLAZER
2011 Annual Report and Form 10-K

- **Geologic Success Has Identified Major New Sub-Salt Trend Spanning 200 + Miles on Shelf of GOM/Onshore South LA**
- **Targets Prospects on Large Structures with Multi-Tcfe Potential**
- **Leading the Way in Developing Processes/Technologies to Drill & Produce Ultra-Deep Trend**
- **Success Provides Opportunity to Develop Low-Cost, Long-Term Source of Natural Gas**

McMoRan

# McMoRan Overview

TRAILBLAZER

- **Leading Gulf of Mexico Shelf Exploration & Production Company**
- **Focused Strategy – Create Value Through High Potential Exploration Drilling**
- **Industry Leader in Deep Drilling**
- **One of the Largest Acreage Holders on the Shelf**
- **Highly Experienced Geologic/Drilling/Operating Team**
- **256 Bcfe of Proved Reserves at YE 2011**
- **Cash Balance of $432 Million at March 31, 2012**
- **Positive Results Indicate Potential for Large Future Reserves Adds**

# Proved Reserves as of 12/31/11

## Excludes Pending Results from Ultra-Deep Activities

**By Category**


PUD
15%
PDP
28%
PDSI 3%
PDNP
54%

**256 Bcfe**

**By Commodity**
**6:1 Ratio**


Oil
34%
Gas
59%
7%
NGLs

**256 Bcfe**

**By Commodity**
**Relative Revenue %***


Oil
64%
Gas
29%
7%
NGLs

* *Based on relative prices of $4.12/MMbtu for natural gas, $96.19/bbl for oil, and $56.82/bbl (or $9.47/Mcfe) for NGLs used for year-end 2011 reserves*

# Conceptual Model - Ultra-Deep Play

## *McMoRan Broadly Recognized as Industry Leader in This New Exploration Frontier*


N
Regional Conceptual Model - Ultra-Deep Play
ONSHORE to SHELF to DEEPWATER
S
False River
Lake Arthur
JP Jones
Flatrock
Hurricane Deep
Davy Jones Complex
Blackbeard / Lafitte
Shenandoah
Kaskida / Tiber
Tahiti / Maddog
Jack / Cascade
Onshore
La State
GOM OCS
Shelf
Deepwater
SHELF
DEEPWATER
PLIO-PLEISTOCENE
UPPER MIOCENE
MIDDLE MIOCENE
OLIGOCENE FRIO
OLIGOCENE
EOCENE/PALEOCENE
UPPER CRETACEOUS
(Wilcox)
(TUSCALOOSA)
(Lower Cretaceous)
MESOZOIC
FRIO
(Wilcox)
(TUSCALOOSA)
UPPER MIOCENE
MIDDLE MIOCENE
LOWER MIOCENE
(Wilcox)
EOCENE / PALEOCENE
SALT
PLIO-PLEISTOCENE
UPPER MIOCENE
MIDDLE MIOCENE
LOWER MIOCENE
EOCENE / PALEOCENE
MESOZOIC
35,000'

***Drilling activities to date have successfully confirmed McMoRan's geologic model and have indicated the potential for a major new geologic trend spanning 200 miles in the shallow waters of the GOM and onshore in the Gulf Coast area.***

# Ultra-Deep Findings To Date

TRAILBLAZER

| | Davy Jones No. 1 | Davy Jones No. 2 | Blackbeard West No. 1 | Blackbeard East | Lafitte |
|---|---|---|---|---|---|
| Working Interest | 63.4% | 63.4% | 69.4% | 72.0% | 72.0% |
| Net Revenue Interest | 50.2% | 50.2% | 56.5% | 57.4% | 58.3% |
| *Pay Counts (1)* | *200' Wilcox* | *120' Wilcox Sands; 192' Tuscaloosa Sands & Lower Cretaceous Carbonate* | *168' Miocene; 52' Oligocene Sand* | *178' Miocene First Frio Sand; 300' Sparta Carbonate* | *171' Miocene; 40' in Frio; 65' U. Eocene; 300' Sparta Carbonate* |
| **Miocene** | | | | | |
| Upper | | | | ✓ | |
| Middle | | | ✓ | ✓ | ✓ |
| Lower | | | ✓ | | ✓ |
| **Oligocene** | | | ✓ | | |
| Frio | | | *Reached TD in Oligocene @ 32,997'* | ✓ | ✓ |
| Vicksburg | | | | ✓ | |
| **Eocene** | | | | | |
| Upper Eocene | | | | | ✓ |
| Sparta | | | | ✓ | ✓ |
| **Paleocene** | | | | *Reached TD in Eocene @ 33,318'* | *Reached TD in Eocene @ 34,162'* |
| Wilcox | ✓ | ✓ | | | |
| **Cretaceous** | *Reached TD in Paleocene @ 29,000'* | | | | |
| Tuscaloosa | | ✓ | | | |
| Lower Cretaceous | | ✓ | | | |
| | | *Reached TD in Lower Cretaceous @ 30,546'* | | | |

***NOTE: Flow testing will be required to confirm the potential hydrocarbons and flow rates from these sandstone and limestone formations.***

*(1) All pay counts above reflect net feet of sandstones, with the exception of the Carbonate intervals which represent the gross thickness of the limestone encountered.*

McMoRan

# Ultra-Deep Accomplishments To-Date

TRAILBLAZER

## Activities to Date Have De-risked Shallow Water, Ultra-Deep Shelf Play

- **Proved Wells Can be Drilled/Evaluated Safely Below Salt Weld** ✓
- **Confirmed Geologic Model in 8 Formations Below Salt Weld** ✓
- **Proved High Quality Reservoirs with Large Structural Features Are Present Below Salt Weld** ✓
- **Developed Expertise/Technology for High Pressure/High Temperature Completions** ✓
- **Identified Conventional Completion Opportunities** ✓

## What's Next?

- **Flow Testing/Commercial Production**
- **Reserve Bookings Following Successful Flow Tests**
- **Additional Delineation Drilling**
- **Apply Model on Other Prospects within Newly Defined Trend**

# Davy Jones

### *Achieved Major Engineering Milestone in Completing First High-Pressure High-Temperature Sub-Salt Well on the Shelf of the Gulf of Mexico*

**Discovery Well**



Sparta
Top Wilcox
Lower Eocene
Upper Wilcox
Wilcox 1A
Paleocene
Lower Wilcox
A
Wilcox 1B
8c
Top Wilcox 2
B
C
Wilcox 2
D
E
F
G

*Wilcox Sands with 13-15% Porosity*



2012-Mar-27 12:45:46.137 AM

**Pay Count Summary**

B sand – 33'
C sand – 50'*
D sand – 38'
E sand – 14'
F sand – 65'

**two members (42' in one and 8' in the other)*



Shallow Production
Middle Miocene
(Y Sand)
12000' Average
Lower Miocene
(Gyro)
17000'-23800'
John Paul Jones
Davy Jones
Top of Eocene
24700'-32500'

# Davy Jones #1 Next Steps

TRAILBLAZER

- **Well Workover – Currently In-Progress**
  - **Removed Tubing from Well** ✓
  - **Clean Out Debris/Blockage**
  - **Remove Perforating Guns Currently Set Across Wilcox "F" Sand**
  - **Re-running Tubing**
  - **Flow Testing**

- **Workover Provides Access to All of Wilcox reservoirs ("A" through "F") Totaling 200' net**

- **Plan to Use Electric Wireline Casing Guns on Future Perforation Attempts**
  - **Larger than Through-Tubing Guns Used to Perforate "C" and "D" Sands**
  - **Enable Deeper Formation Penetrations**

***Expect Operations Currently Under Way Will Enable a Measurable Flow Rate During 2Q12 Followed by Commercial Production Shortly Thereafter***

# Ultra-Deep Well Status Report


TRAILBLAZER
Davy Jones Field
#1 – Workover Under Way to Provide Access to All Wilcox Sands
#2 – Expect to Commence Completion in 2H12
Lineham Creek
Onshore Cameron Parish, LA
Large Area of Potential Closure
Drilling Below 14,900'; PTD 29,000'
Chevron WI: 50% (Operator)
MMR WI: 36%
~ 55 miles away
Blackbeard West #2
WI: 69.4%; NRI: 53.1%
Setting Liner at 20,180'; PTD: 24,500'
Lafitte
Drilled to 34,162'
Evaluating Development Options
Blackbeard East
Drilled to 33,318'
Set perforated liner across entire Sparta interval
Evaluating Development Options

# Blackbeard Ultra-Deep Exploration Area

TRAILBLAZER


Located in 80 Feet of Water
165
164
112
111
110
109
108
140
139
186
187
141
142
143
144
145
146
147
SHIP SHOAL
SOUTH TIMBALIER
Blackbeard East - ST 144
Salt Weld
McMoRan Blackbeard East #1
McMoRan Blackbeard West #1BP2 TA
189
188
168
167
166
165
164
163
162
McMoRan Blackbeard West #2 Drilling
Dip
Salt Keel
Queen Anne's Revenge
210
211
169
170
171
172
173
174
175
Blackbeard West - ST 167/168/SS 188
Blackbeard East
1 Mile
12/11

# Blackbeard East Cross Section



Upper Miocene
Middle Miocene
Frio
19500' Sd. Upper
19500' Sd. Lower
19800' Sd.
24200' Sd
24600' Sd
Frio 1 Sd.
Frio 2 Sd.
Vicksburg Sd.
Top Eocene
Top Sparta
Sparta Limestone
South Timbalier Area
Blackbeard East
C
NW
C'
SE
Discovery
Queen Anne's Revenge
-10,000'
-15,000'
-20,000'
-25,000'
-30,000'
-35,000'
-40,000'
Plio-Pleistocene
Salt Weld
"Cupola"
Upper Miocene
Salt
Middle Miocene
Lower Miocene
Oligocene
Frio
Vicksburg
Sparta
TD 33,318' TVD
Eocene
Wilcox
Cretaceous
Salt Keel
Salt
Lower Miocene
Upper
Miocene
Middle Miocene
Salt Weld
Frio
Oligocene
Eocene
Wilcox

- *Sparta interval at bottom of hole appears to have hydrocarbon bearing fractures.*
- *Set perforated liner across entire Sparta interval.*

# Other Ultra-Deep Prospects with Similar Characteristics to Blackbeard

## Velocity Anomaly Seen at Blackbeard East May be Visible at Other Nearby Prospects


Drilling
Drilling
West
East
Barbosa
2
Ship Shoal 188
3
Blackbeard West
Blackbeard East
1
Velocity Anomalies Below Salt Weld
Salt Weld
-25,000'
-30,000'

# Lafitte Cross Section & Logs



Eugene Island Area
Lafitte
B'
North
B
South
Discovery
-10,000'
-20,000'
-30,000'
-40,000'
Salt Weld
Upper Miocene
Disturbed Zone
Middle Miocene
Salt
Lower Miocene
Frio
Yegua
Sparta
TD 34,162' TVD
Oligocene/Frio
Eocene / Paleocene
(Wilcox)
Upper Cretaceous
Tuscaloosa
Mesozoic



Lafitte Prospect
OCS G-21640 #1 BP1
1" Triple Combo Uplog
1" Triple Combo Uplog
1" Composite Up/Down Triple Combo
CRIS R
FRIO
UPPER EOCENE
Sparta
Potential Fractured Carbonate Reservoir
FRACTURES OBSERVED THROUGH OUT ENTIRE CORE INTERVAL

# Lafitte/Barataria/Captain Blood Cross Section

TRAILBLAZER

## Results at Lafitte Enhance Potential of Lafitte Strategic Area Including McMoRan's Barataria and Captain Blood Prospects



WEST
Barataria
EAST
Lafitte
Captain Blood
SOUTH
±9.85 Miles
±15.2 Miles
Pleistocene/Pliocene
SALT
SALT
Upper Miocene
Upper Miocene
Salt Weld
Upper Miocene
-20,000'
-20,000'
Middle Miocene
Middle Miocene
Lower Miocene
Lower Miocene
Oligocene
Lower Miocene
-30,000'
-30,000'
Oligocene
Eocene / Paleocene
Frio
Oligocene
Upper Cretaceous
Tuscaloosa
Eocene
Eocene / Paleocene
Wilcox
Mesozoic
-40,000'
-40,000'
Lower Cretaceous
Tuscaloosa
Upper Cretaceous

# Evolution of the Sub-salt Ultra-Deep Play to Onshore

TRAILBLAZER

**In addition to Lineham Creek, McMoRan has Identified Multiple Major Sub-salt Structures Onshore South Louisiana**



Lineham Creek
Drilling in Progress
Davy Jones
Discovered in 2010
Blackbeard
Discovered in 2008
Thunder Horse
Discovered in 1999
STATE
FEDERAL
100'
650'

- **Onshore Prospects are on Primary Structures and Have Significant Areas of Closure**
- **McMoRan has Identified ~30 Tcfe of Gross Unrisked Potential Associated with Onshore Prospects**
- **Onshore Drilling/Development Costs are Lower than Deepwater/Shelf Prospects**
- **Like Shelf Wells, Successful Onshore Wells Could Utilize Existing Infrastructure**

*NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.*

# Ultra-Deep Prospects/Potential

TRAILBLAZER

## Gross Unrisked Potential*:
## Shelf Prospects: ~100 Tcfe; Onshore Prospects: ~30 Tcfe


JOHN PAUL JONES
DAVY JONES
ONSHORE ULTRA-DEEP PROSPECT "A"
LINEHAM CREEK (in progress)
ONSHORE ULTRA-DEEP PROSPECT "B"
ENGLAND
BONNET
MMR Wilcox/Cretaceous Play
BLACKBEARD WEST (#2 in progress)
MMR Miocene/Wilcox Play
DRAKE
QUEEN ANNE'S REVENGE
100'
BLACKBEARD EAST
MMR Oligocene/Frio Play
CALICO JACK
BARATARIA
HOOK
BARBOSA
650'
CAPTAIN BLOOD
LAFITTE
MORGAN
Ultra-Deep Discoveries
Ultra-Deep Prospects
McMoRan Acreage
Onshore Ultra-Deep Prospects

* MMR's WI & NRI will vary on a per prospect basis based on unitization and parties' participation.

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "resource potential" which the SEC's guidelines prohibit us from including in filings with the SEC. See Cautionary Statement.

# 2012 Outlook Summary

TRAILBLAZER

- **2012 Production Estimate***
  - **Annual Average 135 MMcfe/d**
  - **Excludes Potential Production from Davy Jones #1**
  - **Expect to Increase 2012 Estimate Once Commercial Production is Established at Davy Jones**
  - **2Q12e – 145 MMcfe/d**

- **2012 Capital Expenditures Estimate – ~$500 MM**
  - **~ 50% in Exploration; ~ 50% in Development**
  - **Spending Subject to Change, Depending on Drilling Results, Follow-on Development Activities, and General Market Factors**

- **Abandonment Expenditures Estimate – ~$60 MM**

** Dependent on the timing of planned recompletions and start ups, production performance, weather and other factors.*
*e = estimate. See Cautionary Statement.*

# Cash Flow Sensitivities

($ in millions)

## 2012e EBITDAX Models Based on Varying Production Levels (1)


$175
$195
$230
135 Mmcfe/d
150 Mmcfe/d
180 Mmcfe/d

| Impact to EBITDAX | 135 Mmcfe/d | 150 Mmcfe/d | 180 Mmcfe/d |
|---|---|---|---|
| +/- $1/Mmbtu | $31 MM | $36 MM | $46 MM |
| +/- $10/Bbl | $13 MM | $14 MM | $15 MM |

*(1) Based on NYMEX forward curve pricing as of April 10, 2012 (approximately $2.40/MMbtu and $102.40/bbl for remaining 9 months of 2012). Volume sensitivities on incremental sales assume 95%/5% natural gas to oil ratio.*

*e = estimate. See Cautionary Statement.*

*NOTE: These are model results presented for illustrative purposes only.*

McMoRan

# Summary

TRAILBLAZER

- **Exploration Results Have Validated Geologic Model**
- **Developed Valuable Engineering Processes/ Technologies to Convert Geologic Success to Commercial Success**
- **Opportunities to Apply Model and Unlock Additional Value from Acreage/Prospect Inventory**
- **Success Provides Potential to Add Meaningful Reserves, Production and Asset Values for Shareholders**